AMENDED AND RESTATED TRADE NAME AND SERVICE MARK

                         LICENSE AGREEMENT

          AMENDED AND RESTATED TRADE NAME AND SERVICE MARK LICENSE

AGREEMENT, dated as of June 4, 1996, by and among Federated

Department Stores, Inc. ("Licensor"), GE Capital Consumer Card Co.

("GE Bank") and General Electric Capital Corporation ("GE

Capital").  GE Bank and GE Capital may be referred to herein individually as a "Licensee" or collectively as "Licensees."

Capitalized terms used, but not otherwise defined herein, have the meanings set forth in the Amended and Restated Credit Card Program

Agreement dated as of the date hereof (the "Amended and Restated

Program Agreement").

          WHEREAS, Monogram Bank, USA ("Monogram"), R.H. Macy &

Co., Inc. ("Macy") Macy's Northeast, Inc. ("Macy's Northeast"),

Macy's South, Inc. ("Macy's South"), Macy's California, Inc.

("Macy's California"), Bullock's, Inc. ("Bullock's"), I. Magnin,

Inc. ("I. Magnin") and Macy Specialty Stores, Inc. ("Macy's

Specialty") entered into a Credit Card Program Agreement dated as of May 10, 1991 (the "Program Agreement");

          WHEREAS, GE Capital, Macy, Macy Credit Corp., Macy

Receivables Funding Corp., Macy's California, Macy's Northeast,

Macy's South, Bullock's, I. Magnin,  Macy Receivables Master

Servicing Corp. and Macy's Specialty entered into a Commercial

Accounts Agreement dated as of May 10, 1991 (the "Commercial

Accounts Agreement");

          WHEREAS, contemporaneously with the execution of the

Program Agreement and the Commercial Accounts Agreement, Macy,

Monogram and GE Capital entered into a Trade Name and Service Mark

License Agreement dated as of May 10, 1991 (the "License

Agreement");

          WHEREAS, contemporaneously herewith, GE Bank (as the

successor to Monogram), Licensor (as the successor to Macy), FDS

National Bank ("FDS Bank"), Macy's East (as the successor to

Macy's Northeast and Macy's South), Macy's West (as the successor to Macy's California), Bullock's, Broadway Stores, Inc., FACS

Group, Inc. ("FACS") and MSS-Delaware, Inc. ( Macy's East, Macy's

West, Bullock's, Broadway Stores, Inc. and MSS-Delaware, Inc.

referred to hereinafter collectively as the "Store Group

Licensees" ) are entering into the Amended and Restated Program

Agreement amending and restating the Program Agreement in its entirety;

          WHEREAS, contemporaneously herewith, GE Capital,

Licensor and the Store Group Licensees are entering into the

Amended and Restated Commercial Accounts Agreement amending and restating the Commercial Accounts Agreement in its entirety;

          WHEREAS, contemporaneously herewith, GE Capital, FDS,

FACS and FDS Bank are entering into the GE Capital  Services

Agreement for purposes of setting forth the terms and conditions that will govern the provision of the GE Capital Services (as defined therein) with respect to the FDS Serviced Accounts (as defined therein); and

          WHEREAS, Licensor, GE Bank and GE Capital desire to

amend and restate the Trade Name and Service Mark License

Agreement in its entirety.

          NOW, THEREFORE, in consideration of the terms,

conditions and mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Licensor and Licensees agree as follows:

          1.   Grant of License.  Licensor hereby grants to

Licensees, and Licensees hereby accept from Licensor, upon the terms and conditions set forth herein, a non-exclusive, royalty-

free license to use the trade names, corporate names, company names, business names, fictitious business names, trade styles,

service marks, logos and other source or business identifiers identified in Schedule A annexed hereto which have been licensed to and used by the Store Group Licensees (each individually

referred to as a "Mark" and all collectively referred to as the

"Marks") in the United States of America and elsewhere, solely in connection with the GE/Macy's Account Documentation, GE/Macy's

Commercial Account Documentation and such services or other

actions or activities in connection with the Program, the

Commercial Accounts Program and the GE Capital Services Agreement

(hereinafter collectively referred to as the "Services") as are permitted by the Amended and Restated Program Agreement, the

Amended and Restated Commercial Accounts Agreement and the GE

Capital Services Agreement (the "License").  Any use of the Marks

by Licensees other than as specified herein and in the Amended and

Restated Program Agreement, the Amended and Restated Commercial

Accounts Agreement and the GE Capital Services Agreement without

Licensor's prior written approval, is prohibited.  Each Mark shall not be used with respect to any Store Group Licensee other than the Store Group Licensee set forth on Schedule A hereto beside such Mark.

          2.   Term.  The term of the License granted herein shall

commence as of the date of execution of this Agreement by all parties hereto, and shall terminate with respect to each Mark individually, upon the later of (i) the date that Licensees own no

GE/Macy's Accounts, GE/Macy's Receivables, GE/Macy's Commercial

Accounts or GE/Macy's Commercial Receivables in connection with which such Mark is used by Licensees hereunder, (ii) the date that

Licensees have no obligation to Service any GE/Macy's Accounts or

GE/Macy's Commercial Accounts under the Amended and Restated

Program Agreement or Amended and Restated Commercial Accounts

Agreement and (iii) the date that Licensees have no obligation to

Service any FDS Serviced Accounts and other FDS accounts under the

GE Capital Services Agreement.  After termination of the Amended and Restated Program Agreement, Licensees shall not use the Marks for any purpose other than in connection with the Servicing and/or collecting of GE/Macy's Accounts, GE/Macy's Receivables, GE/Macy's

Commercial Accounts, and GE/Macy's Commercial Receivables as to

which such Marks relate.

          3.   Restrictions and Quality Controls.  The License to

use the Marks shall be subject to the following conditions and restrictions:

               (a)  All displays of the Marks by Licensees shall

be solely in the form approved by and shall strictly conform to all standards set by Licensor from time to time for its own

displays of the Marks and those of the Store Group Licensees.  At no time, without Licensor's prior written approval, shall any of the Marks be used together or appear jointly in connection with any GE/Macy's Account Documentation or GE/Macy's Commercial

Account Documentation, Service or otherwise.  Licensor shall have the unilateral right, at its sole discretion, to amend Schedule A hereto by substituting a modified logo if such modified logo is adopted by Licensor for all or a substantial portion of its own business or that of any Store Group Licensee.  If such

modification is made by Licensor, Licensor shall have the right to require Licensees to substitute the modified logo form for the prior logo form.  Substitution of the modified logo by Licensees shall be accomplished in accordance with Licensor's directions which shall be reasonably calculated to minimize expense or

disruption to the business of Licensor and Licensees, but Licensor may require that such substitution be completed by Licensees as soon as 180 days after the date Licensor notifies Licensee that the substitution is required.  Licensor shall reimburse Licensees for all reasonable costs and expenses incurred by any Licensee arising solely as a consequence of such substitution of the

modified logo form; provided that Licensees shall reasonably cooperate with Licensor in an attempt to minimize such costs.

               (b)  In utilizing the Marks, Licensees shall

include all notices and legends with respect to the Marks as are or may be required by applicable Laws or which may be reasonably requested by Licensor.

               (c)  Licensees shall at no time adopt or use,

without Licensor's prior written consent, any variation of the

Marks or any word or mark similar to or likely to be confused with the Marks.

               (d)  Licensees shall comply in all material

respects with all Laws applicable to the use of the Marks by the

Licensees.

               (e)  Licensees shall not use any other trademarks,

trade names, corporate names, company names, business names,

fictitious names, trade styles, service marks, logos or other business identifiers in conjunction with the Marks except to the extent permitted by the Amended and Restated Program Agreement,

the Amended and Restated Commercial Accounts Agreement or the GE

Capital Services Agreement.

               (f)  Licensees shall utilize the Marks solely in a

manner consistent with the then-current practices of Licensor, and in accordance with good trademark practice.

               (g)  Licensees shall not do anything or commit any

act which harms the goodwill or reputation of Licensor associated with the Marks or prejudice or adversely affect the validity of the Marks or Licensor's ownership thereof.

               (h)  Licensees shall, during the term of this

Agreement and after termination hereof, execute all such documents as Licensor may request from time to time to confirm and enforce

Licensor's rights in the Marks and to ensure that all right, title and interest in and to the Marks reside in Licensor, provided that

Licensor shall reimburse Licensees for any out-of-pocket costs and expenses incurred in connection therewith.

          4.   Samples of Licensees' Products and Services and

Approvals by Licensor.  (a)  No GE/Macy's Account Documentation or

GE/Macy's Commercial Accounts provided by GE Bank or GE Capital shall be used, distributed or made available to the public in any manner by Licensees except upon the prior submission by Licensees to Licensor of a reasonable number of free samples and Licensor's prior written approval of Licensees' use of the Marks therein;

provided, that if Licensor has not responded within six Business

Days from receipt its approval shall be deemed to have been given.

Licensees shall annually provide Licensor with a reasonable number of samples of all such GE/Macy's Credit Card Documentation so that

Licensor may assure itself of Licensees' maintenance of quality standards.

               (b)  Licensees shall not use the Marks on any

service of any type other than as provided herein without

Licensor's prior approval, in Licensor's sole discretion.

          5.   Ownership.  (a)  Licensees hereby acknowledge

Licensor's ownership of Marks and agree not to take or cause any actions to be taken which would interfere with Licensor's

ownership, use or registration thereof.  Any and all goodwill arising from use of the Marks under this Agreement shall inure solely to the benefit of Licensor.

               (b)  Licensees agree that during the term of this

License and thereafter they will at no time claim any title to the

Marks or any right to use the Marks except as permitted by this

Agreement, the Amended and Restated Program Agreement and the GE

Capital Services Agreement, including, without limitation, by making any assertion that any failure of Licensor to set standards for, or police Licensees' use of, the Marks results in an

abandonment of Licensor's rights in the Marks or that Licensees have any rights hereunder other than as licensees.  Licensees shall not during the term of this License or thereafter, directly or indirectly question, attack, contest or, in any other manner,

impugn the validity of the Marks or Licensor's rights in and to the Marks, or the License herein granted, including, without limitation thereto, in any action in which enforcement of any provision of this Agreement is sought; nor shall Licensees

willingly become a party adverse to Licensor in any litigation in which any third-party is contesting the validity of the Marks or

Licensor's rights in and to the Marks.

          6.   Infringement.  Licensees shall promptly bring to

Licensor's attention any infringements, dilutions, limitations or unauthorized use of the Marks by others (collectively,

"Infringements") of which Licensees become aware.  Licensor shall in its sole discretion, take such steps as it deems reasonable in the circumstances to abate such Infringements.  Licensor shall have the exclusive right, at its sole cost and expense, to

commence or prosecute any action on account of any such

Infringements, and Licensees agree to assist and cooperate with

Licensor, as Licensor may request, in connection with any such action.  Licensor shall have the sole right to settle such

Infringements and shall be entitled to all resulting damages and/or other compensation paid by the infringer(s) except to the extent necessary to reimburse any Licensee for any reasonable costs and expenses incurred by it in connection with any action,

including, but not limited to, reasonable attorneys' fees.

          7.   Indemnification.  (a)  In addition to any

indemnification contained in the Amended and Restated Program

Agreement, the GE Capital Services Agreement and the Amended and

Restated Commercial Accounts Agreement, Licensor, at its sole cost and expense, shall defend and indemnify and save and hold

Licensees (which for the purposes of this indemnification includes

Licensees, their subsidiaries, divisions, affiliated companies and the officers, directors, employees and agents of each of them)

harmless from and against any and all liabilities, claims, causes of action, suits, damages and expenses (including reasonable attorneys' fees) for which Licensees become liable, or may incur or be compelled to pay by reason of claims that Licensees' use of the Marks in accordance with this Agreement violates trademark rights of a third party.

               (b)  Licensees, at their sole cost and expense,

shall defend and indemnify and save and hold Licensor (which for the purposes of this indemnification includes Licensor, its

subsidiaries, divisions, affiliated companies and the officers,

directors, employees and agents of each of them) harmless from and against any and all liabilities, claims, causes of action, suits,

damages and expenses (including reasonable attorneys' fees) for which Licensor becomes liable, or may incur or be compelled to pay by reason of claims relating to use of the Marks by Licensees or their permitted sublicensees (i) other than as permitted by the

Amended and Restated Program Agreement, the Amended and Restated

Commercial Accounts Agreement, and the GE Capital Services

Agreement  and (ii) by Licensor at the request or direction of either Licensee, except claims subject to indemnification under

Section 7(a) hereof.

          8.   Effects of Termination.  Upon the termination of

this Agreement, (i) all rights of Licensees with respect to the

Marks under the License granted herein shall terminate and

automatically and immediately revert to Licensor and

(ii) Licensees shall immediately discontinue the use of the Marks,

provided, however, that Sections 3(c), 3(h), 5(b) and 7 hereof shall survive termination of this Agreement.

          9.   Relationship.  Licensees shall act independently

under this Agreement and shall not be deemed expressly or by implication to be an agent, joint-venturer, partner, employee or servant of Licensor for any purpose whatsoever and Licensees have no authority (and shall not hold themselves out as having any authority) hereunder to bind Licensor or the Store Group Licensees in any manner.  Licensees' employees shall not be deemed

Licensor's employees for any purpose.  Licensor shall be

responsible for all duties, tariffs, taxes, reports, fees and other similar charges or requirements imposed with respect to the use of the Marks under this Agreement other than (i) Licensees'

income taxes and (ii) state franchise taxes to which Licensees may be subject.

          10.  Assignment.  This License is personal to Licensees

and Licensees may not sublicense or assign their rights or

delegate any of their duties or obligations hereunder except in connection with an assignment or transfer by GE Bank to an

Affiliate of GE Bank of any or all of its rights or obligations pursuant to the terms of the Amended and Restated Program

Agreement or by GE Capital pursuant to the terms of the Amended and Restated Commercial Accounts Agreement or the GE Capital

Services Agreement.  Any sublicense or assignment in violation hereof or by operation of law shall be null and void.  No

assignment or sublicense shall be made unless and until such assignee or sublicensee has agreed in writing to be bound by this

Agreement, in this form, or otherwise by an instrument reasonably acceptable to Licensor.  Any assignments or transfers by Licensor shall not relieve Licensor from its obligations hereunder and the assignee or transferee of this Agreement shall assume, by

instrument reasonably acceptable to Licensees, the assignor's obligations under this Agreement theretofore and thereinafter arising.  Any assignment or transfer by any Licensee or its

assignees pursuant to this Section 10 shall relieve such Licensee or such assignee of its obligations hereunder and such party shall no longer be a party to this Agreement; provided, that (i) the

Amended and Restated GE Capital Guaranty dated as of the date hereof made by GE Capital in favor of the Guaranteed Parties specified therein is confirmed by GE Capital at the time of such assignment and (ii) the assignee assumes by instrument reasonably satisfactory to Licensor, all of assignor's obligations under this

Agreement theretofore and thereinafter arising.  This Agreement shall be binding upon and shall inure to the benefit of the

parties hereto and their respective legal representatives and permitted successors and assigns.  Notwithstanding the foregoing,

Licensees shall each be permitted to allow their non-Affiliated designees to utilize the Marks to perform the services that such designees may perform pursuant to the terms of the Amended and

Restated Program Agreement, the Amended and Restated Commercial

Accounts Agreement and the GE Capital Services Agreement, provided that any such sublicensees or designees shall acknowledge

Licensor's rights with respect to the Marks and shall agree that

Licensor may, at its option, enforce its rights with respect to the Marks directly against such sublicensee or designee.

Licensees shall be responsible for any use of the Marks by their sublicensees or designees to the same extent as Licensees are responsible for their own use of the Marks.

          11.  Material Furnished by Licensor.  In addition to the

requirements of Section 3 hereof, Licensees shall use their best efforts to use all art work, photographs, drawings, samples,

graphics requirements and other such materials relating to the

Marks, the GE/Macy's Credit Card Documentation, the GE/Macy's

Commercial Accounts Documentation and the Services and Licensor

shall cooperate with Licensees in furnishing such materials which may be reasonably requested by Licensees.

          12.  Notices.  All notices and statements to be given by

the parties to this Agreement shall be given or made as applicable in the same number as notices are required or permitted to be given pursuant to the Amended and Restated Program Agreement.

          13.  Governing Law.  The construction, validity,

performance and enforcement of this Agreement, shall be governed by the Laws of the State of New York, without giving effect to principles of conflicts of law thereof.

          14.  Further Assurances.  The parties agree to promptly

execute and deliver all further instruments, agreements or other documents to further the purposes of this Agreement.

          15.  Modification, Amendment, Supplement or Waiver.  No

modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by the party or parties against whom any waiver, change, amendment, modification or

discharge may be sought.  A failure or delay of any party to this

Agreement to enforce at any time the provisions of this Agreement or to require at any time performance of the provisions hereof,

shall in no way be construed to be a waiver of such provisions of this Agreement.  A waiver by any party of the terms and conditions of this Agreement in any one instance shall not be deemed a waiver of such terms or conditions in the future, or of any subsequent breach thereof.

          16.  Irreparable Injury.  Licensees hereby acknowledge

and agree that any unauthorized use of the Marks in violation of the terms of this Agreement would cause Licensor immediate and irreparable injury and that (in addition to all other remedies available to Licensor) Licensor shall be entitled to injunctive and/or equitable relief to prevent a breach of such obligations and to secure enforcement thereof and compliance therewith.

          17.  Joint and Several Obligations.  All obligations of

Licensees hereunder shall be joint and several obligations of

Licensees.

          18.  Entirety of Agreement.  This Agreement in

conjunction with the Transaction Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, promises,

representations, understandings and negotiations whether written or oral, between the parties with respect thereto.

          19.  Separability.  Any term or provision of this

Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and

provisions of this Agreement.

          20.  Headings.  The headings in this Agreement are for

reference purposes only and shall not affect the meaning or

interpretation of this Agreement.

          21.  Consent of Store Group Licensees.

Contemporaneously herewith, the Store Group Licensees are

executing the Consent of Store Group Licensees annexed hereto as

Schedule B.

          IN WITNESS WHEREOF, the parties hereto intending to be

legally bound, have entered into this Agreement as of the day and year first above written.



                              FEDERATED DEPARTMENT STORES, INC.


                              By: /s/Ronald W. Tysoe
                              Name: Ronald W. Tysoe
                              Title:  Vice Chairman and Chief Financial
                                      Officer


                              GE CAPITAL CONSUMER CARD CO.


                              By:  /s/ Kevin Knight
                              Name: Kevin Knight
                              Title:  Executive Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Richard A. Hayes
                              Name: Richard A. Hayes
                              Title:  Senior Vice President Retailer
                                      Financial Services



                                                        SCHEDULE A

                           LIST OF MARKS

    STORE GROUP LICENSEE                            MARKS

(1)  MACY'S EAST, INC.        Reg'd    Macy's (and design)
                              Unreg'd  Macy's Gold+
                              Unreg'd  Flexible (Flex)+
                              Unreg'd  Santa Society +
                              Unreg'd  Time Option Plan (TOP)+
                              Unreg'd  Club Plan+
                              Unreg'd  Homemaker+
                              Reg'd    Bamberger's*
                              Unreg'd  Credit Now +
                              Unreg'd  In-Person+

(2)  MACY'S WEST, INC.        Reg'd    Macy's (and design)
                              Unreg'd  All Purpose Account+
                              Unreg'd  Time Option Plan (TOP)+
                              Unreg'd  Club Plan+
                              Unreg'd  30-Day Regular Account+
                              Unreg'd  Macy's Business Account+

(3)  BULLOCK'S, INC.          Reg'd    Bullock's (and design)
                              Unreg'd  Prestige Bullock's Account (PBA)+
                              Unreg'd  Termway+
                              Unreg'd  Club Plan+
                              Unreg'd  Regular Thirty Day (RTD)+
                              Unreg'd  Silver Club Plan+
                              Reg'd    Bullocks Wilshire*
                              Unreg'd  Take-A-Minute
                              Unreg'd  Take-One
                              Unreg'd  Take Charge!

(4)  MSS-DELAWARE, INC.       Reg'd   Charter Club

 ___________________

+ Each Mark denoted with a cross is to be used only in connection with the type of account with which it is used by the respective Store Group Licensees as of the date hereof and not with any other type of account.

* Each Mark denoted with an asterisk is to be used only in connection with the servicing of existing customer accounts having credit cards issued under such Mark solely to the extent used by the respective Store Group Licensees as of the date hereof. Marks denoted with an asterisk are not to be used to open any new account or service any other account whatsoever, or to replace any existing credit card or account.



                                                        SCHEDULE B

                 CONSENT OF STORE GROUP LICENSEES

          Effective as of June 4, 1996, the undersigned each acknowledge that their respective use of the Marks listed on Schedule A hereto is exclusively by virtue of the trademark and service mark license agreement entered into by each of them with Federated Department Stores, Inc. ("Licensor") and each hereby consents to the terms and conditions of the License for use of such Marks with is granted to GE Capital Consumer Card Co. and General Electric Capital Corporation by virtue of the Amended and Restated Trade Name and Service Mark License Agreement to which this Schedule B is attached.

                                   Macy's East, Inc.
                                   Macy's West, Inc.
                                   Broadway Stores, Inc.
                                   Bullock's, Inc.
                                   MSS-Delaware, Inc.



                                   By:  /s/ Robert C. Seppelt
                                   Name: Robert C. Seppelt
                                   Title:  Vice President